                                                                    EXHIBIT 24.1


                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of November 2004.


                                                 By: /s/ Thomas N. Amonett
                                                    ----------------------------
                                                 Name:  Thomas N. Amonett

                                                 Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 16th day of November 2004.


                                                   By: /s/ R. Don Cash
                                                      --------------------------
                                                   Name:  R. Don Cash

                                                   Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of November 2004.


                                                 By: /s/ Gregory L. Cauthen
                                                    ----------------------------
                                                 Name:  Gregory L. Cauthen

                                                 Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of November 2004.


                                                By: /s/ Thomas M. Hamilton
                                                   -----------------------------
                                                Name:  Thomas M. Hamilton

                                                Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 16th day of November 2004.


                                                By: /s/ Thomas R. Hix
                                                   -----------------------------
                                                Name:  Thomas R. Hix

                                                Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of November 2004.



                                                By: /s/ Arthur Lindenauer
                                                   -----------------------------
                                                Name:  Arthur Lindenauer

                                                Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of November 2004.



                                                By: /s/ Robert L. Long
                                                   -----------------------------
                                                Name:  Robert L. Long

                                                Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 16th day of November 2004.


                                                  By: /s/ J. Michael Talbert
                                                     ---------------------------
                                                  Name:  J. Michael Talbert

                                                  Title:  Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all pre-effective and post effective amendments and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission, with all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 16th day of November 2004.


                                  By: /s/ Jan Rask
                                     -------------------------------------------
                                  Name:  Jan Rask

                                  Title:  President and Chief Executive Officer